UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 22, 2008

CNH EQUIPMENT TRUST 2008-B

CNH CAPITAL RECEIVABLES LLC

CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-130656	39-1995297 (CNH Capital Receivables LLC)
333-130656-07	26-6374136 (CNH Equipment Trust 2008-B)
(Commission File Number)	(IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                 Entry into a Material Definitive Agreement.

On May 22, 2008, CNH Equipment Trust 2008-B publicly issued $143,974,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $67,000,000 of Class A-2a Asset Backed Notes (the “Class A-2a Notes”), $104,000,000 of Class A-2b Asset Backed Notes (the “Class A-2b Notes”), $110,000,000 of Class A-3a Asset Backed Notes (the “Class A-3a Notes”), $60,000,000 of Class A-3b Asset Backed Notes (the “Class A-3b Notes”), $96,257,000 of Class A-4a Asset Backed Notes (the “Class A-4a Notes”) and $30,000,000 of Class A-4b Asset Backed Notes (the “Class A-4b Notes”, and together with the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes and the Class A-4a Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-130656) on December 23, 2005 (as amended by pre-effective amendment no. 1 on February 6, 2006 and pre-effective amendment no. 2 on February 21, 2006). The lead managers for the issuance of the Notes were Banc of America Securities LLC and BNP Paribas Securities Corp. (the “Representatives”). In connection with the offering described above, as described in the Prospectus Supplement dated May 14, 2008 and the Prospectus dated May 13, 2008, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.                 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated May 14, 2008, among CNH Capital Receivables LLC, CNH Capital America LLC, Banc of America Securities LLC and BNP Paribas Securities Corp., as representatives of the underwriters

4.1	Indenture, dated as of May 1, 2008, between CNH Equipment Trust 2008-B and The Bank of New York Trust Company, N.A., as indenture trustee

4.2	Trust Agreement, dated as of May 1, 2008, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, dated as of May 1, 2008, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2008-B

4.4	Purchase Agreement, dated as of May 1, 2008, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5	Administration Agreement, dated as of May 1, 2008, among CNH Equipment Trust 2008-B, New Holland Credit Company, LLC, Wilmington Trust Company and The Bank of New York Trust Company, N.A.

4.6	Backup Servicing Agreement, dated as of May 1, 2008, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2008-B and Systems & Services Technologies, Inc.

4.7	ISDA Master Agreement, dated as of May 14, 2008, between Bank of America, N.A. and CNH Equipment Trust 2008-B

4.8	Confirmation (Class A-2b Notes) to ISDA Master Agreement, dated as of May 22, 2008, between CNH Equipment Trust 2008-B and Bank of America, N.A.

4.9	Confirmation (Class A-3b Notes) to ISDA Master Agreement, dated as of May 22, 2008, between CNH Equipment Trust 2008-B and Bank of America, N.A.

4.10	Confirmation (Class A-4b Notes) to ISDA Master Agreement, dated as of May 22, 2008, between CNH Equipment Trust 2008-B and Bank of America, N.A.

4.11	Schedule to the ISDA Master Agreement, dated as of May 14, 2008, between CNH Equipment Trust 2008-B and Bank of America, N.A.

4.12	ISDA Credit Support Annex to the Schedule to the ISDA Master Agreement, dated as of May 14, 2008, between Bank of America, N.A. and CNH Equipment Trust 2008-B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

	By:	/s/ Thomas N. Beckmann
	Name:	Thomas N. Beckmann
	Title:	Assistant Treasurer
Dated: May 23, 2008

INDEX TO EXHIBITS

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated May 14, 2008, among CNH Capital Receivables LLC, CNH Capital America LLC, Banc of America Securities LLC and BNP Paribas Securities Corp., as representatives of the underwriters

4.1	Indenture, dated as of May 1, 2008, between CNH Equipment Trust 2008-B and The Bank of New York Trust Company, N.A., as indenture trustee

4.2	Trust Agreement, dated as of May 1, 2008, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, dated as of May 1, 2008, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2008-B

4.4	Purchase Agreement, dated as of May 1, 2008, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5	Administration Agreement, dated as of May 1, 2008, among CNH Equipment Trust 2008-B, New Holland Credit Company, LLC, Wilmington Trust Company and The Bank of New York Trust Company, N.A.

4.6	Backup Servicing Agreement, dated as of May 1, 2008, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2008-B and Systems & Services Technologies, Inc.

4.7	ISDA Master Agreement, dated as of May 14, 2008, between Bank of America, N.A. and CNH Equipment Trust 2008-B

4.8	Confirmation (Class A-2b Notes) to ISDA Master Agreement, dated as of May 22, 2008, between CNH Equipment Trust 2008-B and Bank of America, N.A.

4.9	Confirmation (Class A-3b Notes) to ISDA Master Agreement, dated as of May 22, 2008, between CNH Equipment Trust 2008-B and Bank of America, N.A.

4.10	Confirmation (Class A-4b Notes) to ISDA Master Agreement, dated as of May 22, 2008, between CNH Equipment Trust 2008-B and Bank of America, N.A.

4.11	Schedule to the ISDA Master Agreement, dated as of May 14, 2008, between CNH Equipment Trust 2008-B and Bank of America, N.A.

4.12	ISDA Credit Support Annex to the Schedule to the ISDA Master Agreement, dated as of May 14, 2008, between Bank of America, N.A. and CNH Equipment Trust 2008-B